Share-Based Instruments	6 Months Ended
Jun. 30, 2020
Share-Based Instruments
Schedule of share-based payment

Note 5 – Share-Based Instruments

Restricted Stock Unit Program

Genmab A/S established a Restricted Stock Unit (RSU) program as an incentive for all the Genmab group’s employees, members of the Executive Management, and members of the Board of Directors. Refer to note 4.6 in the 2019 annual report for further details of the RSU program.

The RSU activity in the first half of 2020 and 2019, respectively, is outlined below.

	6 Months Ended	6 Months Ended
	June 30, 2020	June 30, 2019

Outstanding RSUs at January 1	307,907	218,902
Granted	22,672	15,431
Vested	(39,438)	(22,189)
Forfeited/Cancelled	(6,494)	(5,053)

Outstanding RSUs at June 30	284,647	207,091

During the first half of 2020, 22,672 RSUs were granted with a weighted average fair value of DKK 1,491.16 per RSU. During the first half of 2019, 15,431 RSUs were granted with a weighted average fair value of DKK 1,154.35 per RSU.

During the first half of 2020, 39,438 RSUs vested, compared to 22,189 RSUs during the first half of 2019. Genmab settles RSUs using shares issued from treasury stock. A portion of the settlement is withheld to satisfy individual statutory tax withholding obligations which remain in our treasury share account. During the first half of 2020 and 2019, there were no acquisitions of treasury shares.

Warrant Program

Genmab A/S established warrant programs as an incentive for all the Genmab group’s employees, and members of the Executive Management. Refer to note 4.6 in the 2019 annual report for further details of the warrant programs.

The warrant activity in the first half of 2020 and 2019, respectively, is outlined below.

	6 Months Ended	6 Months Ended
	June 30, 2020	June 30, 2019

Outstanding warrants at January 1	1,413,624	1,423,210
Granted	49,323	49,360
Exercised	(272,078)	(192,572)
Expired/lapsed/cancelled	(43,866)	(12,911)

Outstanding warrants at June 30	1,147,003	1,267,087

During the first half of 2020, 49,323 warrants were granted to our employees with a weighted average exercise price of 1,548.22 per warrant and a weighted average Black-Scholes fair market value of DKK 465.70 per warrant. During the first half of 2019, 49,360 warrants were granted to our employees with a weighted average exercise price of 1,154.19 per warrant and a weighted average Black-Scholes fair market value of DKK 360.96 per warrant.

During the first half of 2020, 272,078 warrants were exercised with a weighted average exercise price of DKK 261.06 with proceeds to Genmab of DKK 71 million. The warrants exercised increased share capital accordingly and corresponded to approximately 0.42% of share capital. During the first half of 2019, 192,572 warrants were exercised with a weighted average exercise price of DKK 200.81 with proceeds to Genmab of DKK 39 million. The warrants exercised increased share capital accordingly and corresponded to approximately 0.31% of share capital.

Share-based compensation expenses related to our RSU and warrant programs for the first half of 2020 totaled DKK 98 million compared to DKK 68 million for the first half of 2019.

As of June 30, 2020, 136,630 treasury shares were held by Genmab to cover obligations in relation to the RSU program and reduce the dilution effect of share capital increases resulting from future exercises of warrants.